                                                                   Exhibit 10.1

                  AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


     This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT, dated as of September 17, 1996 (the "Amendment"), is made by and between FHP International Corporation, a Delaware corporation (the "Company") and ________________ (the "Executive"), for the purpose of amending the EMPLOYMENT AGREEMENT between them dated as of the _____ day of ________________, 1996 (the "Employment Agreement"). Defined terms not defined herein shall have the meanings assigned to them in the Employment Agreement.

     WHEREAS, the Company has entered into the Agreement and Plan of Reorganization dated as of August 4, 1996 among the Company, PacifiCare Health Systems, Inc., a Delaware corporation, N-T Holdings, Inc., a Delaware corporation ("PacifiCare Holding"), and certain other persons, as amended and restated by the Amended and Restated Agreement and Plan of Reorganization among them dated as of September 17, 1996 (as so amended, the "Reorganization Agreement"); and

     WHEREAS, the Company desires the benefits of the continued services of the Executive before and after the Effective Date, and the Executive is willing to render such services, pursuant and subject to the terms and conditions of the Employment Agreement as amended hereby; and

     WHEREAS, Section 4.8(b) of the Reorganization Agreement permits the Employment Agreement to be amended as provided herein.

     NOW, THEREFORE, in consideration of the promises and the covenants and agreements contained herein, the parties hereto agree as follows:

     1. AMENDMENT TO EMPLOYMENT AGREEMENT. The Employment Agreement is hereby amended by revising Section 11(c) of the Employment Agreement to read as follows:

          "(c) PROVIDED THAT (i) on or before the Effective Date the Executive shall have executed and delivered to the Company a Covenant Not to Compete during the Employment Period in the form of EXHIBIT "A" hereto, (ii) within 30 days after the Date of Termination the Executive shall have executed and delivered to the Company a Settlement and Release Agreement in the form of EXHIBIT "B" hereto in the manner specified therein, and (iii) if and for so long as he or she may have been requested to do so (but not beyond the end of the Employment Period), the Executive shall have served as a director of the Company or any corporation controlling, controlled by or under common control with the Company, on terms and conditions no less favorable than apply to other directors of such corporation except that such service shall be without compensation, THEN: If the Executive's employment is terminated other than voluntarily or for Cause, Death or Disability prior to the end of the Employment

     Period, each of the Executive's outstanding Option Rights which shall not otherwise have become exercisable shall become exercisable in such manner and at such times as the Option Right would have become exercisable if the Executive had not terminated employment and shall remain exercisable until the earlier of the date which is 90 days following the date on which the Option Right first becomes exercisable or the original expiration date of the Option Right. Calculation of the number of Options Rights that become immediately exercisable under Section 11(a) shall be made independently of this Section 11(c)."

     2. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware.

     3. NO OTHER AMENDMENTS. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as expressly provided herein, nothing in this Amendment shall waive or be deemed to waive or modify any rights or obligations of any of the parties under the Agreement.

     4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original but all of which together will constitute but one instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above mentioned.

                              FHP International Corporation,
                              a Delaware corporation


                              By:____________________________________________
                              Name:  Westcott W. Price III
                              Title:    President and Chief Executive Officer


                              _______________________________________________
                              Executive

                         COVENANT NOT TO COMPETE


     This COVENANT NOT TO COMPETE, dated as of September 17, 1996 (the "Agreement"), is made by and between FHP International Corporation, a Delaware corporation (the "Company"), and ________________ ("Executive"). Defined terms not defined herein shall have the meanings assigned to them in the Employment Agreement or the Reorganization Agreement (as defined below).

     WHEREAS, as of the Effective Time, the Company shall have merged pursuant to the Amended and Restated Agreement and Plan of Reorganization dated as of September 17, 1996 (the "Reorganization Agreement") among the Company, PacifiCare Health Systems, Inc., a Delaware corporation, N-T Holdings, Inc., a Delaware corporation ("PacifiCare Holding"); and

     WHEREAS, as of the Effective Time and pursuant to the Company Merger, all stock of the Company held by Executive has been converted into stock of PacifiCare Holding and certain other consideration, and all Company Options held by Executive have been replaced by Exchange Options, in accordance with the provisions of the Reorganization Agreement; and

     WHEREAS, the Company desires the benefits of the continued services of the Executive after the Effective Time, and the Executive is willing to render such services, pursuant and subject to the terms and conditions of the Employment Agreement; and

     WHEREAS, Executive desires the benefits of Section 11(c) of the Employment Agreement and in consideration thereof desires to execute and deliver this Agreement in accordance therewith.

     NOW, THEREFORE, in consideration of the promises and the covenants and agreements contained herein, the parties hereto agree as follows:

1. COVENANT NOT TO COMPETE. Until the earlier of the expiration of the Employment Period or the expiration of 30 days following Executive's Date of Termination without execution and delivery by Executive of a Settlement and Release Agreement as provided in Section 11(c) of the Employment Agreement, Executive shall not, directly or indirectly, as principal, employee, agent, independent contractor, proprietor, partner, or otherwise, operate, own, manage, control, or participate in conducting the same business in the same cities and counties as carried on by the Company in the State of California at the Effective Time, if in so doing Executive personally carries on activities substantially the same in all material respects as the activities carried on by Executive as an officer and employee of the Company at the Effective Time.

2. REASONABLENESS OF COVENANT. Executive has carefully considered the nature and extent of the restrictions upon Executive and the rights and remedies conferred upon Company under this Agreement, and hereby acknowledges and agrees that such covenants are reasonable, are designed to prevent irreparable damage to Company, are required to protect Company's legitimate interests, and do not confer a benefit upon Company disproportionate to the detriment of Executive.

3. NO WAIVER. No waiver of any of the provisions herein shall be valid unless in writing signed by the party against whom such claimed waiver is sought to be enforced, nor shall a failure to enforce any right hereunder constitute a continuing waiver of the notice or a waiver of any other right hereunder. The failure of the Company at any time or from time to time to require performance of any of Executive's obligations hereunder shall in no manner affect the Company's right to enforce any provision of this Agreement at a subsequent time.

4. SEVERABILITY. In the event that any provision or portion of this Agreement be found by a court of competent jurisdiction to be invalid or unenforceable, this Agreement shall be deemed to be amended so as to delete only the invalid or unenforceable provision, or the invalid or unenforceable portion thereof, and the remaining provisions hereof shall remain in full force and effect.

5. SUCCESSORS. This Agreement shall inure to the benefit of, and be binding upon the parties, their heirs, executors, administrators, successors and assigns.

6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of California, without reference to principles of conflicts of laws.

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original but all of which together will constitute but one instrument.


          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above mentioned.

                              FHP INTERNATIONAL CORPORATION


                              By:_______________________________________
                                   Westcott W. Price III
                                   President and Chief Executive Officer


                              __________________________________________
                                   Executive

                     SETTLEMENT AGREEMENT AND RELEASE


     This SETTLEMENT AGREEMENT AND RELEASE ("Agreement") is entered into by and between ________________ ("Executive") and FHP International Corporation, a Delaware corporation (the "Company"), pursuant to the EMPLOYMENT AGREEMENT between them dated as of the _____ day of __________, 1996, as amended (the "Employment Agreement").

     WHEREAS, the employment of Executive by the Company terminated __________________ (the "Termination Date"); and

     WHEREAS, Executive desires the benefits of Section 11(c) of the Employment Agreement and in consideration thereof desires to execute and deliver this Agreement in accordance therewith.

     NOW, THEREFORE, in consideration of the promises and the covenants and agreements contained herein, the parties hereto agree as follows:

     1. RELEASE. In consideration of the above, the sufficiency of which Executive hereby acknowledges, and subject to the proviso hereinafter set forth, Executive hereby agrees not to sue and fully, finally, completely and generally releases, absolves and discharges the Company, its predecessors, successors, subsidiaries, parents, related companies and business concerns, affiliates, partners, trustees, directors, officers, agents, attorneys, servants, representatives and employees, past and present, and each of them (hereinafter collectively referred to as "Releasees") from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, grievances, arbitrations, unfair labor practice charges, wages, vacation payments, severance payments, obligations, commissions, overtime payments, Workers' Compensation claims, debts, profit sharing or bonus claims, expenses, damages, judgments, orders and/or liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown to Executive, which Executive now owns or holds or has at any time owned or held as against Releasees, or any of them ("Claims"), including specifically but not exclusively and without limiting the generality of the foregoing, any and all Claims arising out of or in any way connected to Executive's employment with or separation of employment from Executive including any Claims based on contract, tort, wrongful discharge, fraud, breach of fiduciary duty, attorneys' fees and costs, discrimination in employment, any and all acts or omissions in contravention of any federal or state laws or statutes (including but not limited to federal or state securities laws and the Racketeer Influenced and Corrupt Organizations Act), and any right to recovery based on state or federal age, sex, pregnancy, race, color, national origin, marital status, religion, veteran status, disability, sexual orientation, medical condition, union affiliation or other anti-discrimination laws, including, without limitation, Title VII, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the National Labor Relations Act, and the California Fair Employment and Housing Act, all as amended, whether such claim be based upon an action filed by Executive or by a governmental agency; PROVIDED, HOWEVER, the foregoing release shall not affect or diminish any rights of Executive under the Employment Agreement or in respect of vested employee benefits. "Vested employee benefits" means any and all rights of Executive under or in respect of (i) any employee benefit plan of the Company or any corporation or other entity which controlling, controlled by or under common control with the Company or that is a Releasee ("Affiliated Company"), (ii) any option or other agreement relating to any right or interest of Executive in any stock or other securities of the Company or any Affiliated Company, (iii) salary or wages payable for services rendered before the Termination Date, (iv) reimbursement for business expenses or other amounts for which Executive is entitled to reimbursement by the Company immediately before the Termination Date, or (v) indemnification as an agent.

          (a) Executive acknowledges and agrees that neither anything in this Agreement or the offer, execution, delivery, or acceptance thereof shall be construed as an admission of any kind by the Company, and this Agreement shall not be admissible as evidence in any proceeding except to enforce this Agreement.

          (b) It is the intention of Executive in executing this instrument that it shall be effective as a bar to each and every claim, demand, grievance and cause of action hereinabove specified as being released. In furtherance of this intention, Executive hereby expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demand and causes of action hereinabove specified, and elects to assume all risks for claims that now exist in Executive's favor, known or unknown, that are released under this Agreement. Executive acknowledges that Executive may hereafter discover facts different from, or in addition to, those Executive now knows or believes to be true with respect to the claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, wages, obligations, debts, expenses, damages, judgments, orders and liabilities herein released, and agrees the release herein shall be and remain in effect in all respects as a complete and general release as to all matters released herein, notwithstanding any such different or additional facts.

          (c) If any provision of this Agreement or application thereof is held invalid, the invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provision or application. To this end, the provisions of this Agreement are severable.

          (d) Executive represents and warrants that Executive has not heretofore assigned or transferred or purported to assign or transfer to any person, firm or corporation any claim, demand, right, damage, liability, debt, account, action, cause of action, or any other matter herein released.

          (e) NOTICE TO EXECUTIVE: The law requires that Executive be advised and the Company hereby advises Executive to consult with an attorney and discuss this Agreement before executing it. Executive acknowledges that the Company has provided to Executive at least 21 days within which to review and consider this Agreement before signing it. If Executive decides not to use the full 21 days, then Executive knowingly and voluntarily waives any claims that Executive was not in fact given that period of time or did not use the entire 21 days to consult an attorney and/or consider this Agreement. Executive acknowledges that Executive may revoke this Agreement for up to seven calendar days following Executive's execution of this Agreement and that it shall not become effective or enforceable until the revocation period has expired. Executive further acknowledges and agrees that such revocation must be in writing addressed to the Company as follows: FHP International Corporation, P.O. Box 25186, Santa Ana, California 92799, Attn: President, and received by the Company as so addressed not later than midnight on the seventh day following execution of this Agreement by Executive. If Executive so revokes this Agreement, the Agreement shall not be effective or enforceable and Executive will not receive the benefits described above. If Executive does not revoke this Agreement in the time frame specified above, the Agreement shall become effective at 12:00:01 on the eighth day after it is signed by Executive.

          (f) Executive represents that Executive has read and understood the foregoing Agreement, has been advised to and has had the opportunity to discuss it with anyone he or she desires, including an attorney of his or her own choice, and Executive accepts and agrees to the terms of this Agreement, acknowledges receipt of a copy of the same and the sufficiency of the benefits described above, and hereby executes this Agreement voluntarily and with full understanding of its consequences.

     PLEASE READ CAREFULLY. THIS AGREEMENT CONTAINS A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

Date:_____________ , 199__            Executive:


                                      ____________________________


Date:_____________ , 199__            FHP International Corporation



                                      By:_____________________________

                                      Its:____________________________